Exhibit 10.77

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
U	1	6
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00008	30-Sep-2009	SEE SCHEDULE
6. ISSUED BY	CODE	HDTRA1	7. ADMINISTERED BY (If other than item 6)	CODE	S2401A
DEFENSE CONTRACT MANAGEMENT AGENCY
DEFENSE THREAT REDUCTION AGENCY/BE-BC	1 FEDERAL DRIVE, ROOM 1150
8725 JOHN J. KINGMAN ROAD, MSC 6201	FORT SNELLING MN 55111-4080
FORT SELVOIR VA 22060-6201

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)	9A. AMENDMENT OF SOLICITATION NO.
AVI BIOPHARMA INC.
J. DAVID BOYLE II	9B. DATED (SEE ITEM 11)
4575 SWRESEARCH WAY STE 200
CORVALLIS OR 97333-1299	☒	10A. MOD. OF CONTRACT/ORDER NO. HDTRA1-07-C-0010
10B. DATED (SEE ITEM 13)
CODE 49WU1	FACILITY CODE	☒	29-Nov-2006
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. Ifby virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-2 ALTV Changes
☐	D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: pottst092379
The purpose of this modification is to add tasking to the Statement of Work and to add incremental funding in the amount of $5,601,194.00

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Terese M Herston Contracting Officer Defense Threat Reduction Agency
/s/ J. David Boyle II	TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ J. David Boyle II	BY /s/ Terese M. Herston
(Signature of person authorized to sign)	9/30/2009	(Signature of Contracting Officer)	9/30/2009
EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84	Prescribed by GSA
FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			U	1	6
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00008		30-Sep-2009	SEE SCHEDULE
6. ISSUED BY	CODE	HDTRA1	7. ADMINISTERED BY (If other than item 6)	CODE	S2401A
DEFENSE CONTRACT MANAGEMENT AGENCY
DEFENSE THREAT REDUCTION AGENCY/BE-BC			1 FEDERAL DRIVE, ROOM 1150
8725 JOHN J. KINGMAN ROAD, MSC 6201			FORT SNELLING MN 55111-4080
FORT BELVOIR VA 22060-6201

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.
AVI BIOPHARMA INC.
J. DAVID BOYLE II			9B. DATED (SEE ITEM 11)
4575 SWRESEARCH WAY STE 200
CORVALLIS OR 97333-1299			☒	10A. MOD. OF CONTRACT/ORDER NO. HDTRA1-07-C-0010
10B. DATED (SEE ITEM 13)
CODE 49WU1		FACILITY CODE	☒	29-Nov-2006
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐		The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☐			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-2 ALTV Changes
☐			D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: pottst092379
The purpose of this modification is to add tasking to the Statement of Work and to add incremental funding in the amount of $5,601,194.00

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
TERESE HERSTON/CONTRACT SPECIALIST
		TEL: 703-767-4257	EMAIL: terese.herston@dtra.mil
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY /s/ Terese M. Herston
(Signature of person authorized to sign)			(Signature of Contracting Officer)	30-Sep-2009
EXCEPTION TO SF 30	30-105-04			STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84				Prescribed by GSA
FAR (48 CFR) 53.243

HDTRA1-07-C-0010

P00008

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $11,520,901.97 from $33,838,652.20 to $45,359,554.17.

The number of invoices to be submitted has decreased by 3 from 4 to 1.

The discount terms Net 30 Days has been added.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The CLIN extended description has changed from A New Antiviral (AntiSense) Platform Targeting Hemorrhagic Fever Viruses and Models of Antibotic-Resistant Intracellular Bacterial Pathogens in accordance with the attached Statement of Work dated November 21, 2006 to A New Antiviral (AntiSense) Platform Targeting Hemorrhagic Fever Viruses and Models of Antibotic-Resistant Intracellular Bacterial Pathogens in accordance with the attached Statement of Work dated November 21, 2006 and revised Statement of Work dated September 29, 2009..

The estimated/max cost has increased by $10,719,046.93 from $25,957,424.00 to $36,676,470.93.

The fixed fee has increased by $801,855.04 from $2,076,594.00 to $2,878,449.04.

The total cost of this line item has increased by $11,520,901.97 from $28,034,018.00 to $39,554,919.97.

SUBCLIN 000105 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000105					$0.00
	Funding
	CPFF
	FOB: Destination

			ESTIMATED COST		$0.00
			FIXED FEE		$0.00
			TOTAL EST COST + FEE		$0.00
	ACRN AF
	CIN: CBM090013892000105				$5,601,194.00

The following have been modified:

252.232-9000       CONTRACT FUNDING PROFILE (OCT 1998)

2

HDTRA1-07-C-0010

P00008

Subject to FAR Clause 52.232-22, Limitation of Funds, the amount of $39,439,846.20 is obligated for work to be performed during the period beginning with contract award and continuing through September 29, 2010.

(End of clause)

252.232-9001           PRICES/COST

a. Subject to the provisions of the Clauses of this Contract entitled LIMITATION OF FUNDS, ALLOWABLE COST AND PAYMENT, and FIXED FEE, the total allowable cost under this Contract shall not exceed $42,078,432.93, which is the total estimated cost of the Contractor’s performance hereunder, exclusive of fixed fee. In addition, the Government shall pay the Contractor a fixed fee of $3,281,121 for the performance of this Contract. It is understood and agreed that the Government’s obligation is limited to INCREMENTAL FUNDING in the amount of $39,439,846.20 Within this amount ($39,439,846.20)  the fixed fee shall bear the same relationship to the total fixed fee, as the costs incurred bear to the total estimated cost.

b. Interim payment vouchers may be submitted for provisional payment pursuant to the Clauses of this Contract entitled ALLOWABLE COST AND PAYMENT and FIXED FEE.

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000105:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-NOV-2006 TO 31-MAY-2009	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM ROBERT KIMBROUGH 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 703-767-2346 FOB: Destination	HDTRA1

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-NOV-2006 TO 28-FEB-2011	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

3

HDTRA1-07-C-0010

P00008

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $5,601,194.00 from $33,838,652.20 to $39,439,846.20.

SUBCLIN 000105:

Funding on SUBCLIN 000105 is initiated as follows:

ACRN: AF

CIN: CBM090013892000105

Acctng Data: 9790400.2620 1000 B63D 255999 BD29576000 S49012

Increase: $5,601,194.00

Total: $5,601,194.00

The following have been deleted:

252.232-9002	Accounting and Appropriation Data	AUG 2001

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been deleted:

INDIRECT COST CEILING

SECTION I - CONTRACT CLAUSES

The following have been added by reference:

252.211-7003	Item Identification and Valuation	AUG 2008

4

HDTRA1-07-C-0010
P00008

252.211-7007	Reporting of Government-Furnished Equipment in the DoD Item Unique Identification (IUID) Registry	NOV 2008
252.215-7004 Alt I	Excessive Pass-Through Charges - Alternate I	MAY 2008

The following have been added by full text:

252.216-9003 CONSULTANTS (OCT 1998)

Services of consultants shall be at rates and for periods approved in advance by the Contracting Officer. Requests for approval shall be submitted to the Contracting Officer sufficiently in advance of the need to use a consultant under this Contract. The request shall include (a) a copy of the proposed consultant agreement, (b) a brief biography of the consultant, and (c) an indication of the area(s) in which consultant’s expertise will be utilized and why it is essential for contract performance. In addition, significant deviations from the dollar amount approved for consultant services, or changes in the consultants to be utilized, must likewise be approved in advance upon submission of adequate justification.

252.216-9005 PROFIT OR FEE ON TRAVEL COSTS (JUL 2008)

Travel shall not be a profit or fee bearing cost element.

(End of clause)

252.245-9000 Government Property (AUG 2009)

(a)   In accordance with FAR 52.245-1 (b), Property Management, and FAR 52.245-1 (f), Contractor Plans and Systems, the Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession.

(b)   The Contract Data Requirements Lists (CDRLs) associated with the Property for this Contract are contained in Exhibit “A” and included in Section J of this contract. The spreadsheet required by the CDRL entitled “Master Government Property List (MGPL) will be incorporated in Section J of this contract.

(c)   The Contractor shall provide to the Government an updated MGPL according to the CDRL.

(d)   The Government Site Visits/Physical Inventory — The DTRA will annually verify the Property in the Possession of the Contractor. The Contactor’s Point of Contact shall coordinate with the Program Manager/Contracting Officer Representative or DTRA Accountable Property Officer (APO) on prearranged site visits upon request.

(e)   The Contractor shall annually conduct and provide to the DTRA a physical inventory report of ALL Government Property in its possession according to the Master Government Property List (Physical Inventory) CDRL.

(f)    The physical inventory report shall be validated/confirmed via signature by both the Contractor’s Property Administrator and the DTRA’s Government Representative (i. e. COR, APO, etc.). Inventory discrepancies must be reported immediately to the Contracting Officer, COR/Program Manager and resolved by the DTRA APO.

5

HDTRA1-07-C-0010
P00008

(g)   The Contractor shall provide all CDRL reports to the Government electronically in a spreadsheet using Microsoft Office Excel. Unless otherwise specified, the contractor shall submit all data through the IUID Registry.

(End of Clause)

The following have been deleted:

252.247-9000	Government Contractor Travel	JUL 2007

(End of Summary of Changes)

6

SECTION J – EXHIBIT A	CONTRACT #: HDTRA1-07-C-0010

Contract Data Requirement List (CDRL) Supplement

Distribution Addresses:

CDRL ADDRESS LIST

OFFICE SYMBOL	ADDRESS

DTRA/BE-BL	8725 John J Kingman Road
Fort Belvoir, VA 22060-6201
First name. Last name@dtra.mil

DTRA/BE-BF	8725 John J Kingman Road
Fort Belvoir, VA 22060-6201
First name. Last name@dtra.mil

DTRA/BE-BC	8725 John J Kingman Road
Fort Belvoir, VA 22060-6201
First name. Last name@dtra.mil

DTRA/BE-BI	8725 John J Kingman Road
Fort Belvoir, VA 22060-6201
First name. Last name@dtra.mil

DTRA/COR	8725 John J Kingman Road
Fort Belvoir, VA 22060-6201
First name. Last name@dtra.mil

CDRL EXHIBIT A
TABLE OF CONTENTS

AUTHORITY
CDRL	REQUIRING OFFICE	TITLE/SUBTITLE

A 001	DI-MGMT-80269	MASTER GOVERNMENT PROPERTY LIST LOGISTICS

A 002	DI-MGMT-80441 LOGISTICS	MASTER GOVERNMENT PROPERTY LIST — PHYSICAL INVENTORY

BE-BC SOP 09-03 Enclosure 1

1

SECTION J – EXHIBIT A

CONTRACT DATA REQUIREMENTS LIST (1 Data item)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding thus burden estimate or any other aspect of this collection o f information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract|PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0002	B. EXHIBIT		C. CATEGORY: TDP TM OTHER
D. SYSTEM|ITEM		E. CONTRACT/PR NO. HDTRA 1-07-C-0010		F. CONTRACTOR AVI BioPharma

1. DATA ITEM NO. A001		2. TITLE OF DATA ITEM Master Government Property List		3. SUBTITLE GFP, GFE, GFM, and Contractor Acquired Property)

4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80269		5. CONTRACT REFERENCE SOW PARA		6. REQUIRING OFFICE DTRA/BE-BL

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY SEE BLOCK 16	12. DATE OF FIRST SUBMISSION SEE BLOCK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE SEE BLOCK 16	13. DATE OF SUBSEQUENT SUBMISSION SEE BLOCK 16		DRAFT	FINAL
						Reg	Repro

16. REMARKS

BLOCK 4: This DID is for reference only. The report shall be prepared according to the remarks below.

BLOCK 10: Monthly

BLOCK 11: Award of Contract/Task Order

BLOCK 12: 45th calendar day following Contract/Task Order award

BLOCK 13: Tenth calendar day of each month

Remarks: During performance of the Contract, the Contractor may purchase material or equipment using government Funds [Contractor Acquired Property (CAP) ] if approved by Contract Officer. The Contractor shall provide a Master Government Property List (MGPL), inclusive of all CAP, on the 45 th calendar day following Contract/Task Order award and the tenth calendar day of each subsequent month.

The Master Government Property List shall include all equipment/property provided to the contract, including equipment transferred between projects, broken and obsolete equipment, and items purchased outside the United States. The Master Government Property List shall consist of the following data elements at a minimum: Accountable Contract/Task Order Number, Original Manufacturer’s Name Noun Name Description/Commercial Use, Original Manufacturer’s Part Number, Model Number, Serial Number, DTRA Asset ID #, Equipment Identification Number Quantity, Task Order to which equipment is assigned, Work Breakdown Schedule (WBS) Project Number, Item Unique Identifier or equivalent, Project Descriptor, Equipment Location, Date Placed in Service, Condition of Property, Status (active, stored, in-transit or waiting disposal), Government Property Type [Government Furnished Equipment (GFE), Government Furnished Material (GFM), Government Furnished Property (GFP), Contractor Acquired Property (CAP) ], Unit Acquisition Cost (From Accounting System) and Remarks.

The Master Government Property List shall be delivered electronically in a spreadsheet using Microsoft Office Excel. Abbreviations are not allowed.

Ninety (90) days prior to Contract expiration, the Contractor shall submit a final Master Government Equipment List suitable for close-out purposes containing use/disposition recommendations.

DTRA/BE-BL
DTRA/BE-BF
DTRA/BE-BI
DTRA/BE-BC
DTRA/COR

15. Total

G. PREPARED BY			H. DATE	I. APPROVED BY	J. DATE

17. PRICE GROUP
18. ESTIMATED TOTAL PRICE

DD FORM 1423-1, JUN 90 (EG)                     Previous editions are obsolete         Page       1              of            1              Pages

BE-BC SOP 09-03 Enclosure 1

2

SECTION J – EXHIBIT A

CONTRACT DATA REQUIREMENTS LIST (1 Data item)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding thus burden estimate or any other aspect of this collection o f information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Adington, VA 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract|PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0002	B. EXHIBIT		C. CATEGORY: TDP TM OTHER
D. SYSTEM|ITEM		E. CONTRACT/PR NO. HDTRA 1-07-C-0010		F. CONTRACTOR AVI BioPharma

1. DATA ITEM NO. A002		2. TITLE OF DATA ITEM Master Government Property.— Physical Inventory		3. SUBTITLE GFP, GFE, GFM, and Contractor Acquired Property)

4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80441		5. CONTRACT REFERENCE SOW PARA		6. REQUIRING OFFICE DTRA/BE-BL

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY SEE BLOCK 16	12. DATE OF FIRST SUBMISSION SEE BLOCK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE SEE BLOCK 16	13. DATE OF SUBSEQUENT SUBMISSION SEE BLOCK 16		DRAFT	FINAL
						Reg	Repro

16. REMARKS

BLOCK 4: This DID is for reference only. The report shall be prepared according to the remarks below.

BLOCK 10: Annually

BLOCK 11: Award of Contract/Task Order

BLOCK 12: 1 Month after Contract/Task Order Award

BLOCK 13: Annually

Remarks: The Contractor shall annually perform, record and disclose physical inventory results of all Contractor Acquired Property in the Contractor’s possession. This report shall include ALL Government Property/Contractor Acquired Property/Equipment/Material. A final coordinated physical inventory shall be performed upon contract completion or termination and approved by the DTRA Accountable Property Officer.

The physical inventory report shall identify the Contractor’s Point of Contact with telephone number and signature and the following data elements at a minimum: Accountable Contract/Task Order Number, Original Manufacturer’s Name, Description/Commercial Use, Original Manufacturer’s Part-Number, Model Number, Serial Number, DTRA Asset ID #, Equipment Identification Number, Quantity, Task Order to which equipment is assigned, Work Breakdown Schedule (WBS) Project Number, Item Unique Identifier or equivalent, Project Descriptor, Equipment Location, Date Placed in Service, Condition of Property, Status (active, stored, in-transit or waiting disposal), Government Property Type [Government Furnished Equipment (GFE), Government Furnished Material (GFM), Government Furnished Property (GFP), Contractor Acquired Property (CAP) ], Unit Acquisition Cost (From Accounting System), and Remarks.

The physical inventory report shall be documented ih writing and validated/confirmed, via signature, by both the Contractor’s Property Administrator and the DTRA’s Government Representative. Inventory discrepancies must be reported immediately to the Contracting Officer, Contracting Officer Representative/Program Manager or DTRA Accountable Property Officer. The report shall contain original signatures with spreadsheet attachments and be delivered electronically in a spreadsheet using Microsoft Office Excel. Abbreviations are not allowed.

Ninety (90) days prior to Contract expiration, the Contractor shall submit a final property identification listing suitable for close-out purposes containing use/disposition recommendations. The report must be reviewed,approved and signed by the DTRA Accountable Property Officer prior to contract close out.

DTRA/BE-BL
DTRA/BE-BF
DTRA/BE-BI
DTRA/BE-BC
DTRA/COR

15. Total
G. PREPARED BY			H. DATE	I. APPROVED BY	J. DATE

17. PRICE GROUP
18. ESTIMATED TOTAL PRICE

DD FORM 1423-1, JUN 90 (EG)                     Previous editions are obsolete         Page       1              of            1              Pages

BE-BC SOP 09-03 Enclosure 1

3

Statement of Work

A New Antiviral (AntiSense) Platform Targeting Hemorrhagic Fever Viruses

November 21, 2006

1.0          Objective:

The objective is to show a new capability of identifying potential target countermeasures to specific Category A and B threat agents rapidly (weeks to months), then producing and testing them in animals. The compounds have broad spectrum capability against the threat agents, whether naturally occurring or genetically engineered. AVI BioPharma proposes advanced applied research with its unique Phosphorodiamidate Morpholino Oligomers (PMOs), to demonstrate their safety and efficacy, as well as their unprecedented agility for rapid development and production of countermeasures for a broad spectrum of extant and emergent biothreat agents.

2.0          Scope:

This proposal builds on two key elements of AVI BioPharma’s third generation antisense compounds designed against hemorrhagic threat agents, specifically the filoviruses Ebola and Marburg, as well as arenavirus. The Scripps Research Institute, within the last month, reported dramatic success against arenaviruses, specifically the Junin virus vaccine strain, in cell culture with AVI’s PMOs. This Phase has two Parts, each with a number of tasks and subtasks.

First, the PMOs are targeted against highly conserved nucleotide sequences of the viral genomes (RNA). Once species and strain and genomic makeup of a virus are known, AVI scientists are able to categorize a series of potential treatment compounds within several weeks or months. This correlates well with the concept of developing countermeasures very rapidly against unknown genetically engineered threats. Properly designed PMOs can be targeted against a family of related viruses (multiple strains), empowering them as a broad spectrum countermeasure for a particular threat category.

The second aspect of the proposal brings AVI’s already successful work with USAMRIID on Ebola and Marburg viruses through IND and Phase 1 safety trials. It also prepares, with the Department of Defense, establishment of Emergency Use Authorizations for therapeutic use of these compounds. The proposal will include a roadmap for the capability to ramp up production to 20,000 doses of selected compound(s), should the government desire to do so. The proposal builds this methodology for production and will provide the initial capability to begin with a small run of 1000 doses.

AVI acknowledges existence of export control laws related to export of, and foreign access to, USG-funded technology development and will take measures to comply with same upon contract execution.

A detailed spreadsheet of AVI Direct Labor Costs is submitted in Excel file format along with this SOW, in a file called “BAA I revised budget shell detail071906 for submission”. Discussion of subcontractor efforts in the areas of fill/finish, USAMRIID, TSRI, NHP tox/pk, and Tessarae appear as Appendix A.

3.0          Background

AVI’s PMOs have been extensively tested against a variety of infectious disease agents and against other common illnesses. These compounds have successfully been utilized in animals and humans with exceptional safety results, which portends well for future success when applied broadly to human disease. AVI has nearly 12 years of experience in the area of developing antisense compounds and an impressive array of successes. AVI has moved well beyond the current siRNAs target gene interference work being accomplished at many university and commercial entities. Significant toxicity problems occur when using siRNA. AVI’s patented third generation PMOs have overcome these problems.

AVI’s proprietary chemistry has significantly improved the stability, function, and bioavailability of antisense complexes. The improved characteristics of AVI PMOs compared to conventional antisense oligonucleotides include:

•                  resistance to proteases and nucleases,

•                  enhanced stereochemical base stacking,

•                  inherent stability for steric blockade of ribosomal assembly and translation arrest,

•                  reliable aqueous solubility, and

•                  no diminished hybridization to mRNA targets.

The biological effects of PMOs are evident after intravenous, intraperitoneal, subcutaneous, transdermal, and oral administrations, because of intrinsic biodistribution and bioavailability characteristics of these compounds.

The theoretical biological advantages of PMO are based on the lack of net charge and a non-enzymatic mechanism of action. The PMO include fewer “off-target” effects and do not result in:

•                  immune modulation through CpG motifs (Art Krieg personal communication),

•                  altered blood coagulation times (preliminary data),

•                  metal chelation because there is no net charge for binding,

•                  complement activation (based on clinical trial observations),

•                  off-target alteration of gene expression through O-quartets (Hudziak et al., 2000; and E. Wickstrom personal communication)

•                  RNAse H or other enzymatic RNA cleavage (Stein et al, 1997),

•                  induction of cytokine release, or

•                  induction of interferon responses.

Most importantly, compared to conventional antisense oligonucleotides, PMOs are highly resistant to degradation (Hudziak et al., 1996).

4.0          Tasks/Technical Requirements:

The following Gantt Chart delineates AVI’s tasks under this contract. Tasks for subcontractors are shown in Appendix A:

Quarter
2 mo.
Ended
Milestone	Description	12/06	07Q1	07Q2	07Q3	07Q4	08Q1	08Q23	08Q3	11/30/08
1	Efficacy Evaluation of PMO/PPMOs	X
1.1	Evaluate cellular toxicity of EBOV and MARV	X
1.2	Evaluate cellular toxicity of Arenavirus	X

2	Mechanism of Action and Cell Culture Studies		X	X	X
2.1	Cell culture efficacy and mechanism EBOV and MARV		X	X
2.2	Cell culture efficacy and mechanism Junin			X	X

3	Efficacy Testing in Murine and Guinea Pig Models			X	X	X	X	X	X
3.1	Optimal PPMO EBOV lethal challenge studies in mouse			X	X
3.2	Optimal PPMO MARV lethal challenge in guinea pig				X	X	X
3.3	Optimal PPMO Junin challenge in mouse					X	X	X	X

4	Pharmacokinetic and toxicology			X	X	X	X	X	X	X
4.1	Develop analytical methods to detect PPMOs in tissues			X	X	X
4.2	Pharmacokinetics and toxicity in rodents			X	X	X
4.2.1	PK PPMOs for EBOV and MARV				X	X	X
4.2.2	PK PPMOs for Junin						X	X
4.3	PK and toxicology studies in non-human primates;				X	X	X	X
4.3.1	PPMOs for EBOV and MARV				X	X
4.3.2	PPMOs for Junin						X	X

5	Efficacy Testing in second species					X	X	X	X	X
5.1	PPMOs for EBOV and MARV					X	X	X
5.2	PPMOs for Junin							X	X	X

6	Manufacturing			X	X	X	X	X	X	X
6.1	Manufacturing scale up and establish QC procedures			X	X	X
6.2	Subunit preparation and PMO development			X	X	X	X	X	X	X
6.3	Peptide development and production			X	X	X	X	X	X	X
6.4	Conjugation production						X	X	X	X
6.5	Fill and Finish									X

7	Prepare and file IND with FDA						X	X	X	X
7.1	EBOV						X
7.2	MARV								X
7.3	Junin									X

5.0          CDRLs/Other Deliverables:

Document Type	Description	Pages	Date
Exhibit A001	Quarterly Status Reports	1	15-NOV-2006
Exhibit A002	Annual Report	1	15-NOV-2006
Exhibit A003	Quarterly Financial Status Reports	1	15-NOV-2006
Exhibit A004	Miscellaneous Data Submission	1	15-NOV-2006
Exhibit A005	Final Report	1	15-NOV-2006
Exhibit A006	Interim Reports	1	15-NOV-2006
Exhibit A007	Investigational New Drug (IND) Submission Report	1	15-NOV-2006

Appendix A: Subcontractor Efforts

Fill/Finish Tasks:

Fill/finish refers to the manufacturing efforts required to convert bulk drug into a final dosage form suitable for injection into humans. The overriding goal of assuring patient safety requires that the final dosage form be filled in an aseptic operation, which necessitates a sterile environment, process controls, trained personnel, validated procedures, and validated test methods in order to ensure a very low probability of microorganism contamination. The equipment necessary to perform aseptic filling activities is of special design and construction and must undergo extensive qualification and validation activities since the failure of one control aspect could lead to lot contamination. Specialized manufacturers provide contract filling services for smaller companies that may require only a few filling runs per year, and which do not have the resources to acquire and maintain the facilities, equipment, and the personnel needed. We have successfully subcontracted for this type of effort several times in the past with multiple vendors, and would anticipate doing the same under this contract, in the most cost effective and quality assured manner available at the time.

USAMRIID Tasks:

Scientific Director: Dr. Sina Bavari

Technical Director: Dr. Kelly Warfield

CDC Registration: C20060223-0428, effective Feb. 23, 2006, expires Jan. 20, 2009

USAMRIID will conduct studies related to Part A-1 of the proposal involving Filovirus infection. Regular communication with investigators at USAMRIID will be required to discuss goals, experimental protocols, observations and preparation of reports. USAMRIID will evaluate the training of individuals involved in studies conducted in theBSL-4 and will prepare applications to the ethical care and use of animals. USAMRIID will utilize multiple isolates for the different strains Ebola and Marburg. The laboratory tasks will initially involve screening studies in Ebola and Marburg infection in cell culture. Mechanism of action studies will be conducted by USAMRIID using mini-genome systems in cell culture. Finally, the USAMRIID tasks include efficacy studies involving Ebola and Marburg lethal challenge in murine, guinea pig and nonhuman primate models. The mechanism of action studies with mini-genome systems will be conducted in BSL-2 facilities but infected cell culture and animal challenge studies will require BSL-4 containment. USAMRIID will prepare final reports in collaboration with AVI for Ebola and Marburg studies. Specific tasks include:

TASK 1: Complete efficacy and toxicology evaluation of P-PMOs targeting highly conserved regions of Ebola and Marburg in cell culture.

TASK 2: Complete mechanism of action studies with replicons and mini-genome systems in cell culture.

TASK 3: Complete evaluation of lead candidates in mouse lethal challenge model.

TASK 4: Complete evaluation of lead candidates in guinea pig lethal challenge model.

TASK 5: Perform initial studies in non-human primate lethal challenge model.

TASK 6: Perform second round of non-human primate lethal challenge studies.

TASK 7: Complete lethal challenge studies in non-human primates.

The Scripps Research Institute (TSRI) Tasks:

Scientific Director: Dr. Michael Buchmeier

Technical Director: Dr. Benjamin Neuman

CDC Registration: neither Junin Candid#1 nor LCMV are select agents, so registration is not required.

TSRI will conduct studies related to Part A-2 of the proposal involving Arenavirus infection. Regular communication with investigators at USAMRIID will be required to discuss goals, experimental protocols, observations and preparation of reports. TSRI will evaluate the training of individuals involved in studies conducted in the BSL-2 and will prepare applications to the ethical care and use of animals. TSRI will utilize lymphotropic choriiomeningitis virus (LCMV), a pathogenic Old World arenaviru3, and the Candid#1 vaccine strain of Junin virus, the agent of Argentine hemorrhagic fever (neither are select agents). The laboratory tasks will initially involve screening studies in infection in cell culture monitoring plaque assays to measure viral entry, multiplication and spread. Further measures will include measures of viral protein synthesis, viral RNA synthesis, and viral induced cytopathic effects. These in vitro studies will provide information about efficacy, mechanism of action and the resistance profile for effective agents. Finally, TSRI will conduct acute infection studies in mouse challenge models measuring virus titer in blood, liver, kidneys, lungs, and the central nervous system to determine antiviral effects of test agents. TSRI will prepare final reports in collaboration with AVI. Specific tasks include:

TASK 1:  Complete efficacy studies with Junin Candid#1 in cell culture.

TASK 2:  Complete efficacy studies with LCMV in cell culture.

TASK 3:  Complete mechanism of action studies in cell culture.

TASK 4:  Initiate acute infection model studies of Junin in mouse.

TASK 5:  Complete acute infection model studies of Junin in mouse.

TASK 6:  Initiate chronic infection studies in mouse and initiate guinea pig infection studies.

TASK 7:  Repeat studies in mouse and guinea pig.

TASK 8:  Complete Junin Candid#1 infection studies.

TASK 9:  Complete LCMV infection studies.

NHP Toxicology Pharmacokinetic Tasks:

CDC Registration: there will be no use of selected agents in animals.

Potential Subcontractors:

Conventional Toxicology Rat Studies	CTBR
Conventional Toxicology Non-Human Primate	MPIR
Non-Human Primate Pharmacokinetic Studies	MPIR
Safety Pharmacology Studies	MDSP
Genotoxicity	BioReliance

Conventional Safety Pharmacology Studies:

Single dose exposure for each agent in preparation of IND filing, (3 months duration per agent) will require three dosage levels [i.e., anticipated subtherapeutic dosage {low}, therapeutic dosage {intermediate}, and 10X the therapeutic dosage {high} all studies).

Cardiovascular Study to assure no clinically significant change in temperature, blood pressure, heart rate, or conduction problems.

Pulmonary Function Study to assure no clinically significant bronchoconstricting or bronchodilating effects occur.

Renal Function Study to assure no clinically significant reduction occurs in. renal function (viz., drop in creatinine clearance and rise in serum creatinine) after single dose administration.

Central Nervous System to assure no excitatory or inhibitory activity occurs in central or peripheral nervous systems after single dose administration in accordance with Irwin test.

Pharmacokinetic studies:

15 monkeys per agent, after single dose and serial dosing at low, intermediate, and high dosing

Conventional Toxicology:

28 Day Daily Dosing Rat Study (estimated total of 96 rats to be tested).

28 Day Daily Rat Study at the highest dosing level with a 14-day washout (estimated total of 24 rats to be tested).

28 Day Daily Dosing Monkey Study (estimated total of 50 monkeys to be tested).

28 Day Daily Monkey Study at the highest dosing level with 14-day washout (estimated total of 12 monkeys to be tested).

Conventional genotoxicity studies:

Two assays; 2 months duration to complete per agent.

Specific tasks include:

TASK 1: Initiate Conventional tox, Safety Pharm, NHP PK and Genotoxicity for Filovirus therapeutic agent.

TASK 2: Complete Conventional tox, Safety Pharm and Genotoxicity for Filovirus therapeutic agent.

TASK 3: Complete NHP PK for Filovirus agent and Initiate Conventional tox, Safety Pharm, NHP PK and Genotoxicity for Arenavirus therapeutic agent.

TASK 4: Complete Conventional tox, Safety Pharm, Genotox and NHP PK for Arenavirus therapeutic agent.

Tessarae Tasks:

Tessarae LLC will provide pharmacogenomic endpoint modeling services and reports to AVI BioPharma, related to evaluations of clinical safety and efficacy of next generation antivirals targeting hemorrhagic fever viruses. Tessarae will analyze 30 archived blood specimens tested with either placebo or fixed dosages of antiviral PMO compounds to be selected by AVI BioPharma. Archived blood specimens will be subjected to standard preparation of total RNA for microarray-based analysis of gene expression profiles, including reduction of abundant globin mRNA. Global gene expression analysis will be performed on the Affymetrix U 133 2.0 Plus microarray platform. Aliquots of purified total RNA preparations will also be analyzed Eppendorf DualChip microarrays, representing four palettes of gene sets related to processes of aging, inflammation, cancer and response to siRNA treatments. A portion of original blood specimens will also be archived for future retrospective analysis.

Specific tasks include:

TASK 1: Receive and archive inventory of blood specimens, each specimen representing three PreAnalytix PAXgene RNA tubes and one Whatman 4-spot FTA card.

TASK 2: Subject 60 PAXgene RNA specimens (180 tubes) to total RNA purification, including globin mRNA reduction protocol.

TASK 3: Perform gene expression profiling (GXP) assay using 50% of each of the 60 RNA samples on 60 Affymetrix U 133 microarrays.

TASK 4: Perform gene expression profiling assay using 50% of each of the 60 RNA samples on 120 Eppendorf DualChip microarrays.

TASK 5: Perform bioinformatics analysis to determine if significant clusters of gene expression changes are observed among the before/after and placebo/antiviral specimen cohorts.

TASK 6: Compare specific gene set associations and statistical significance of differences using results from the two analytical platforms (Affymetrix and Eppendorf).

TASK 7: Deliver summary report on technical efficacy and cost-value analysis of pilot gene expression profiling for ongoing pharmacogenomic endpoint tracking in trials of PMO antivirals.

Addendum to Original Statement of Work
AVI-6002 and AVI-6003 Bridge Funding Proposal

A.    INTRODUCTION:

AVI BioPharma is focused on the discovery and development of RNA-based drugs utilizing an extensive proprietary technology platform with applications to a range of diseases and genetic disorders. The current funding mechanism supported a discovery process, based upon antisense oligomers, to identify lead antiviral candidates for Ebola Zaire (AVI-6002) and Marburg Musoke (AVI-6003). These compounds are effective in multiple animal models of viral infection. AVI BioPharma has prepared and submitted INDs for AVI-6002 and AVI6003 for immediate treatment of patients following documented or suspected exposure to Ebola Zaire or Marburg Musoke, respectively. In order to continue the science and prepare for NDA submittals, AVI BioPharrna is submitting this bridge funding proposal to TMTI to perform tasks that are required to be performed prior to AVI BioPharma’s performance of the Advanced funding. These tasks include Program Management, Dose titration studies, Preparation of Clinical Materials, Development of Analytical Methods, Development & Implementation, as well as Incorporation and Resolution of FDA comments from initial IND filing. The specific Statement of Work for these tasks is outlined below:

B.    TASKS:

1.              Program Management: The overall administration of the Ebola/Marburg program includes coordination of items of a technical nature, working with the government to facilitate the proper approvals, as well as ensuring that the program is on task and on budget the program management task is made up of the following:

1.1  Program Management Team for coordination of effort, evaluation of progress and communication with TMTI.

1.2  Antiviral Project Team meets bi-weekly to ensure timelines are met, reviews decisions and communicates with internal departments.

2.              Dose Titration Studies:

AVI-6002 Dose Titration Study: Dose ranging studies with AVI-6002 in the Ebola lethal challenge model in Rhesus monkeys.

Objective: Establish a dose versus survival relationship for AVI-6002 following infection of rhesus macaques with EBOV Zaire critical to the dose refinement for advanced development and human safety studies.

AVI-6003 Dose Titration Study: Dose ranging studies with AVI-6003 in the Marburg lethal challenge model in Cynomolgus monkeys.

Objective: Establish a dose versus survival relationship for AVI-6003 following infection of cynomolgus macaques with MARV Musoke critical to the dose refinement for advanced development and human safety studies.

3.              Clinical Study Preparations: In preparation for the first human volunteer safety study, two major work streams prior to the study site activation are required:

3.1  Clinical Study Start-up Activities. Conducting the various activities required to open a clinical study site usually takes a minimum of 12 weeks after the key contracts are awarded.

3.2  Clinical Supply Preparations. The Active Pharmaceutical Ingredients (API), AVI-6002 and AVI-6003 will be dispensed into sterile vials for future clinical use.

4.              Analytical Methods Development and Implementation: The improvement of analytical methods to be used in the first in man pharmacokinetic studies represents ongoing studies that will require support. Transfer of methods to contract research organizations will be required prior to initiating GLP pharmacokinetic studies.

5.              Incorporation and Resolution of FDA Comments: We propose to schedule a face- to-face strategy meeting regarding our proposed development plan, prior to providing responses to the questions and comments received upon IND approval. The next steps would be to provide three separate category responses: clinical, nonclinical and CMC (chemistry, manufacturing, and control). The clinical submission includes the revised protocol, a revised DSMB charter, and the ICF template, as well as responses to FDA questions, and a development plan outlining what additional clinical studies might be needed prior to approval. The nonclinical responses will be sent with the initial animal study protocols, as requested, and will include efficacy studies as well as PK/PD work. The CMC response will be provided after clinical supply manufacture is complete.

Addendum to Original Statement of Work

AVI-7012 (Junin) Extension Proposal

TASK 1: Establish and maintain a project management team

1.1 Program Management Team

1.2 Junin Project Team

TASK 2: Conduct efficacy studies in animal models of Junin arenavirus infection.

2.1 Efficacy studies in mice (LCMV).

2.2 Efficacy studies in guinea pigs (Junin) at UTMB.

2.3 Efficacy studies in NHP (Junin) at USAMRIID.

2.4 Efficacy studies in NHP (Junin) at USAMRIID.

TASK 3: Expanded arenavirus efficacy studies.

TASK 4: Evaluate the mechanism of action of AVI-7012.

TASK 5: Conduct pharmacokinetic and pilot toxicology studies with AVI-7012.

TASK 6: Conduct GLP Safety Pharmacology and Toxicology Studies.

6.1 Fill for GLP Studies.

6.2 GLP Toxicology Studies in rat.

6.3 GLP Toxicology Studies in monkey.

6.4 GLP Safety Pharmacology studies.

6.5 GLP Genotoxicity evaluation.

TASK 7: Chemistry & Manufacturing Support.

7.1 GMP synthesis (1 x 120 g) at Johnson Matthey Pharma Services (includes tech transfer)

7.2 GMP synthesis (1 x 120 g) at Johnson Matthey Pharma Services

7.3 Drug substance stability

7.4 Analytical – subunit, PMO and bioanalytical development

7.5 Subunit chemistry/process development

TASK 8: Clinical Study Preparations.

8.1 Phase I Single Dose NHV Clinical Study Preparations.

8.2 HPLC asay qualification.

8.3 Clinical Supply Preparations.

8.4 Drug Product Stability.

TASK 9: Prepare pre-IND for AVI-7012 (Junin).

TASK 10: Prepare and submit the IND for AVI-7012 (Junin).

10.1 Prepare and submit IND.

10.2 Respond to FDA questions regarding IND.